Variable interest entities	12 Months Ended
Mar. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Variable interest entities
23.	Variable interest entities

Sony has, from time to time, entered into various arrangements with VIEs. These arrangements include several joint ventures in the recorded music business, the U.S.-based music publishing business, the financing of film production and the outsourcing of manufacturing operations. In addition, Sony has entered into several accounts receivable sales programs that involve VIEs, which are described in Note 6. For the VIEs that are described below, it has been determined that Sony is the primary beneficiary and, accordingly, these VIEs are consolidated by Sony.

Sony’s U.S. subsidiary that is engaged in the recorded music business has entered into several joint ventures with companies involved in the production and creation of recorded music. Sony has reviewed these joint ventures and determined that they are VIEs. Based on a qualitative assessment, it was determined that Sony has the power to direct the activities that most significantly impact the VIEs’ economic performance, as well as the obligation to absorb the losses of theses VIEs as Sony is responsible for providing funding to these VIEs, and in most cases absorbs all losses until the VIEs become profitable. As a result, it has been determined that Sony is the primary beneficiary. The assets of Sony are not available to settle the obligations of these VIEs. As of March 31, 2016, the total assets and liabilities for these VIEs, on an aggregate basis, were 28,493 million yen and 2,459 million yen, respectively.

Sony’s U.S.-based music publishing subsidiary is a joint venture with a third-party investor and has been determined to be a VIE. The subsidiary owns and acquires rights to musical compositions, exploits and markets these compositions, and receives royalties or fees for their use. Under the terms of the joint venture, Sony has the obligation to fund any working capital deficits as well as any acquisition of music publishing rights made by the joint venture. In addition, the third-party investor receives a guaranteed annual dividend of up to 17.3 million U.S. dollars through December 15, 2016. Based on a qualitative assessment, it was determined that Sony has the power to direct the activities that most significantly impact the VIE’s economic performance, as well as the obligation to absorb the losses of the VIE due to its obligation to provide funding to the joint venture. As a result, it has been determined that Sony is the primary beneficiary. As of March 31, 2016, the assets and liabilities of the VIE that were included in Sony’s consolidated balance sheets were as follows:

Yen in millions
Assets:
Cash and cash equivalents	8,559
Account receivables, net	3,709
Other current assets	27,472
Property, plant and equipment, net	1,389
Intangibles, net	61,766
Goodwill	16,964
Other noncurrent assets	8,972

Total assets	128,831

Liabilities:
Accounts payable and accrued expenses	43,232
Other current liabilities	11,330
Other noncurrent liabilities	4,220

Total liabilities	58,782

Sony and the third-party investor entered into a binding Memorandum of Understanding on March 14, 2016 and a definitive agreement on April 18, 2016 (the “Music Publishing Purchase Agreements”) for Sony to obtain full ownership of the U.S.-based music publishing subsidiary by acquiring the 50% interest in the subsidiary held by the third-party investor. The Music Publishing Purchase Agreements call for total payments of 750 million U.S. dollars, which includes a lump sum payment of 733 million U.S. dollars as well as distributions the subsidiary previously committed to pay to the third-party investor. The closing of the transaction is subject to certain closing conditions, including regulatory approval.

VIEs in which Sony holds a significant variable interest, but is not the primary beneficiary are described as follows:

In connection with the July 2013 refinancing of the debt obligations of the third-party investor in the music publishing subsidiary described above, Sony has issued a guarantee to a creditor of the third-party investor in which Sony has agreed to repay the outstanding principal plus accrued interest up to a maximum of 260.5 million U.S. dollars to the creditor should the third-party investor default on its obligation. The obligation of the third-party investor is collateralized by its 50% interest in Sony’s music publishing subsidiary. Should Sony have to make a payment under the terms of the guarantee, Sony would assume the creditor’s rights to the underlying collateral. The assets of the third-party investor that are being used as collateral were placed in a separate trust which is also a VIE in which Sony has significant variable interests. Based on a qualitative assessment, it was determined that Sony is not the primary beneficiary as Sony does not have the power to direct the activities of the trust. The assets held by the trust consist solely of the third-party investor’s 50% ownership interest in the music publishing subsidiary. As of March 31, 2016, the fair value of the assets held by the trust exceeded 260.5 million U.S. dollars.

As described in Note 5, on June 29, 2012, an investor group which included a wholly-owned subsidiary of Sony Corporation completed its acquisition of EMI Music Publishing. To effect the acquisition, the investor group formed DH Publishing, L.P. (“DHP”) which acquired EMI Music Publishing. In addition, DHP entered into an agreement with Sony’s U.S.-based music publishing subsidiary in which the subsidiary provides administration services to DHP (the “Administration Agreement”). DHP was determined to be a VIE as many of the decision making rights for the entity do not reside within the entity’s equity interests, but rather are embedded in the Administration Agreement. Under the terms of the Administration Agreement, the largest non-Sony shareholder has approval rights over decisions regarding the activities that most significantly impact DHP, including the acquisition and retention of copyrights and the licensing of songs. These approval rights result in Sony and the largest non-Sony shareholder sharing the power to direct the activities of DHP, and as such, Sony is not the primary beneficiary of the VIE. At March 31, 2016, the only amounts recorded on Sony’s consolidated balance sheet that relate to the VIE are Sony’s net investment of 187.9 million U.S. dollars and a net receivable balance of 1.3 million U.S. dollars. Sony’s maximum exposure to losses as of March 31, 2016 is the aggregate amount recorded on its balance sheet of 189 million U.S. dollars.

Sony’s subsidiary in the Pictures segment entered into a distribution agreement with and made an investment in a production company that will develop, produce and finance feature-length motion pictures and television programming. The investment is accounted for under the cost method. The production company is a VIE as many of the decision making rights for the entity reside within the equity interests held by the management of the production company which are not at risk of economic loss. Based on a qualitative assessment, it was determined that Sony is not the primary beneficiary as Sony does not have the power to direct the activities of the production company. Sony’s maximum exposure to losses as of March 31, 2016 is the amount of investment and the future funding commitments, which total 50 million U.S. dollars.

As described in Note 6, certain accounts receivable sales programs also involve VIEs. These VIEs are all special purpose entities associated with the sponsor banks. Based on a qualitative assessment, Sony is not the primary beneficiary and therefore does not consolidate these entities as Sony does not have the power to direct the activities, an obligation to absorb losses, or the right to receive the residual returns of these VIEs. Sony’s maximum exposure to losses from these VIEs is considered insignificant.